Exhibit 99.1

FOR RELEASE AT 7AM ET

Entegris Reports Strong Fourth-Quarter and Fiscal 2016 Results

•	Record annual revenue of $1.2 billion, up 9 percent

•	Record fourth-quarter revenue of $308.5 million

•	GAAP net income of $26.1 million, or $0.18 per diluted share

•	Non-GAAP net income of $34.3 million, or $0.24 per diluted share

BILLERICA, Mass., February 2, 2017- Entegris, Inc. (NasdaqGS: ENTG), a leader in specialty chemicals and advanced materials solutions for the microelectronics industry, today reported its financial results for the Company’s fourth quarter and fiscal year ended December 31, 2016.
The Company reported sales of $1.2 billion for the 2016 fiscal year, an increase of 9 percent from the prior year. Net income for fiscal 2016 was $97.1 million, or $0.68 per share, which included amortization of intangible assets of $44.3 million, asset impairment charges of $5.8 million related to certain production equipment and $2.4 million of severance expenses related to an organizational realignment. In the prior year, net income was $80.3 million, or $0.57 per share, which included amortization of intangible assets of $47.3 million and acquisition integration expenses of $12.7 million. Non-GAAP net income for fiscal 2016 was $132.8 million, or $0.94 per diluted share, which increased from $120.6 million, or $0.85 per diluted share, in the prior year.
Fourth-quarter sales were $308.5 million, an increase of 16 percent from the same quarter last year and a 4 percent increase sequentially. Fourth-quarter net income was $26.1 million, or $0.18 per diluted share, which included amortization of intangible assets of $10.9 million. Non-GAAP net income was $34.3 million, or $0.24 per diluted share. In the fourth quarter, the Company generated cash from operations less capital expenditures, or free cash flow, of $37.1 million.
Bertrand Loy, president and chief executive officer, said: "The strong results in the fourth quarter capped a record year in which we grew revenue 9 percent organically, well in excess of our markets. This performance demonstrates that our investments in R&D and innovation over the past few years are paying off, allowing us to expand our served markets and grow our market share. In 2016, we also achieved record non-GAAP earnings per share of $0.94 and generated an adjusted EBITDA of $264 million, an increase of 13 percent from the prior year. This is an all-time high and essentially twice the level we generated prior to the ATMI acquisition in 2014."
"In the fourth quarter, we achieved sales growth above our expectations driven in part by a rebound in our specialty gas products and record demand of our microfiltration, wafer handling, and advanced deposition solutions."
Mr. Loy added: "We believe the industry is in the midst of a multi-year period of wafer growth driven by the ramp of new technologies and expanding end-market demand for semiconductors. New materials are becoming increasingly important to deliver better semiconductor performance and we believe our broad portfolio of solutions puts us in an excellent position to holistically address our customers' needs for materials performance, purity and stability throughout their supply chains and manufacturing processes."

ENTEGRIS, INC.        129 Concord Road, Building 2    T + 1 978 436 6500
entegris.com        Billerica, MA 01821 USA        F + 1 978 436 6745

Quarterly Financial Results Summary
(in thousands, except per share data)

GAAP Results	Q4-2016	Q4-2015	Q3-2016
Net sales	$308,502	$266,786	$296,692
Operating income	$44,905	$20,116	$34,672
Operating margin	14.6%	7.5%	11.7%
Net income	$26,098	$17,573	$21,947
Diluted earnings per share (EPS)	$0.18	$0.12	$0.15
Non-GAAP Results
Non-GAAP adjusted operating income	$55,843	$37,141	$53,877
Adjusted operating margin	18.1%	13.9%	18.2%
Non-GAAP net income	$34,294	$28,822	$34,647
Non-GAAP EPS	$0.24	$0.20	$0.24
First-Quarter Outlook
For the first quarter ending April 1, 2017, the Company expects sales of $295 million to $310 million, net income of $25 million to $31 million, and net income per diluted share between $0.18 and $0.22. On a non-GAAP basis, EPS is expected to range from $0.23 to $0.27 per diluted share, which reflects net income on a non-GAAP basis in the range of $32 million to $38 million, which is adjusted for expected amortization expense of approximately $11 million or $0.05 per share.
Segment Results
The Company has changed its financial segment reporting, reflecting an organizational realignment intended to better leverage its unique portfolio of capabilities to create value for its customers by developing mission-critical solutions to maximize manufacturing yields and enable higher performance of devices. The Company's business is reported in the following segments:
Microcontamination Control (MC): MC solutions purify critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Specialty Chemicals and Engineered Materials (SCEM): SCEM provides high-performance and high-purity process chemistries, gases, and materials and safe and efficient delivery systems to support semiconductor and other advanced manufacturing processes.
Advanced Materials Handling (AMH): AMH develops solutions to monitor, protect, transport, and deliver critical liquid chemistries and substrates for a broad set of applications in the semiconductor industry and other high-technology industries.
Fourth-Quarter Results Conference Call Details
Entegris will hold a conference call to discuss its results for the fourth quarter and fiscal year on Thursday, February 2, 2017, at 10:00 a.m. Eastern Time. Participants should dial 1-888-600-4869 or 1-913-312-0936, referencing confirmation code 4935351. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. To access a telephonic replay of the call, please Click Here. The replay will be available starting at 1:00 p.m. ET on Thursday, February 2 until Saturday, March 18. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

Management’s slide presentation concerning the results for the fourth quarter and fiscal year, which may be referred to during the call, will be posted on the investor relations section of www.entegris.com Thursday morning before the call.

Entegris, Inc. - page 2 of 12

ABOUT ENTEGRIS
Entegris is a leader in specialty chemicals and advanced materials solutions for the microelectronics industry and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.
Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA, Adjusted Gross Profit, Adjusted Segment Profit, and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These financial measures are provided as a supplement to financial measures provided in accordance with GAAP. We provide non-GAAP financial measures in order to further assess and measure operating performance. Management believes the non-GAAP measures provide meaningful supplemental information regarding our baseline performance before certain gains, losses or other charges that may not be indicative of our business or future outlook. We believe these non-GAAP measures will aid investors’ overall understanding of our results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how we plan and measure our business. The reconciliations of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA, GAAP Gross Profit to Adjusted Gross Profit, GAAP Segment Profit to Adjusted Operating Income, and GAAP to Non-GAAP Earnings per Share are included elsewhere in this release.

Forward-Looking Statements
Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Risks Relating to Our Indebtedness,” “Manufacturing Risks,” “International Risks,” and “Risks Related to Owning Our Common Stock” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the U.S Securities and Exchange Commission on February 29, 2016, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc. - page 3 of 12

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	December 31, 2016	December 31, 2015	October 1, 2016
Net sales	$308,502	$266,786	$296,692
Cost of sales	176,702	157,488	173,712
Gross profit	131,800	109,298	122,980
Selling, general and administrative expenses	48,734	51,024	51,614
Engineering, research and development expenses	27,223	26,717	25,720
Amortization of intangible assets	10,938	11,441	10,974
Operating income	44,905	20,116	34,672
Interest expense, net	8,983	9,694	9,345
Other expense (income), net	1,303	(3,889)	(565)
Income before income tax expense (benefit) and equity in net loss of affiliates	34,619	14,311	25,892
Income tax expense (benefit)	8,521	(4,731)	3,945
Equity in net loss of affiliates	—	1,469	—
Net income	$26,098	$17,573	$21,947

Basic net income per common share:	$0.18	$0.13	$0.16
Diluted net income per common share:	$0.18	$0.12	$0.15

Weighted average shares outstanding:
Basic	141,315	140,567	141,324
Diluted	142,631	141,433	142,473

Entegris, Inc. - page 4 of 12

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Twelve months ended
	December 31, 2016	December 31, 2015
Net sales	$1,175,270	$1,081,121
Cost of sales	666,579	610,890
Gross profit	508,691	470,231
Selling, general and administrative expenses	201,901	198,914
Engineering, research and development expenses	106,991	105,900
Amortization of intangible assets	44,263	47,349
Operating income	155,536	118,068
Interest expense, net	36,528	38,238
Other income, net	(991)	(12,355)
Income before income tax expense and equity in net loss of affiliates	119,999	92,185
Income tax expense	22,852	10,202
Equity in net loss of affiliates	—	1,687
Net income	$97,147	$80,296

Basic net income per common share:	$0.69	$0.57
Diluted net income per common share:	$0.68	$0.57

Weighted average shares outstanding:
Basic	141,093	140,353
Diluted	142,050	141,121

Entegris, Inc. - page 5 of 12

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	December 31, 2016	December 31, 2015
ASSETS
Cash and cash equivalents	$406,389	$349,825
Short-term investments	—	2,181
Accounts receivable, net	165,675	141,409
Inventories	183,529	173,176
Deferred tax assets, deferred tax charges and refundable income taxes	20,140	18,943
Other current assets	24,398	23,253
Total current assets	800,131	708,787

Property, plant and equipment, net	321,562	321,301

Goodwill	345,269	342,111
Intangible assets	217,548	258,942
Deferred tax assets - non-current	8,022	7,771
Other assets	7,000	7,785
Total assets	$1,699,532	$1,646,697

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt, current maturities	$100,000	$50,000
Accounts payable	61,617	36,916
Accrued liabilities	83,530	75,859
Income tax payable and deferred tax liabilities	16,424	12,775
Total current liabilities	261,571	175,550

Long-term debt, excluding current maturities	484,677	606,044
Other liabilities	54,066	62,220
Shareholders’ equity	899,218	802,883
Total liabilities and shareholders’ equity	$1,699,532	$1,646,697

Entegris, Inc. - page 6 of 12

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operating activities:
Net income	$26,098	$17,573	$97,147	$80,296
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	14,303	14,225	55,623	54,305
Amortization	10,938	11,441	44,263	47,349
Stock-based compensation expense	3,373	2,913	13,436	11,033
Provision for deferred income taxes	(15,770)	(15,907)	(16,104)	(13,313)
Other	3,326	(1,999)	22,993	(14,101)
Changes in operating assets and liabilities:
Trade accounts and notes receivable	(3,046)	43,232	(25,298)	5,212
Inventories	(2,575)	12,880	(19,871)	(26,670)
Accounts payable and accrued liabilities	4,777	(41,262)	31,294	(28,686)
Income taxes payable and refundable income taxes	14,592	8,602	3,228	4,955
Other	1,063	520	844	538
Net cash provided by operating activities	57,079	52,218	207,555	120,918
Investing activities:
Acquisition of property and equipment	(19,992)	(16,281)	(65,260)	(71,977)
Proceeds from sale and maturities of investments	94	5,581	1,726	7,692
Other	—	300	(3,152)	647
Net cash used in investing activities	(19,898)	(10,400)	(66,686)	(63,638)
Financing activities:
Payments on long-term debt	(25,000)	—	(75,000)	(100,000)
Issuance of common stock	1,952	1,656	4,844	4,264
Taxes paid related to net share settlement of equity awards	(702)	(50)	(4,018)	(2,508)
Other	(4,493)	4,792	(7,573)	5,457
Net cash (used in) provided by financing activities	(28,243)	6,398	(81,747)	(92,787)
Effect of exchange rate changes on cash	(14,326)	548	(2,558)	(4,367)
(Decrease) increase in cash and cash equivalents	(5,388)	48,764	56,564	(39,874)
Cash and cash equivalents at beginning of period	411,777	301,061	349,825	389,699
Cash and cash equivalents at end of period	$406,389	$349,825	$406,389	$349,825

Entegris, Inc. - page 7 of 12

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended			Twelve months ended
Net sales	December 31, 2016	December 31, 2015	October 1, 2016	December 31, 2016	December 31, 2015
Specialty Chemicals and Engineered Materials	$110,945	$103,127	$104,494	$428,328	$418,878
Advanced Materials Handling	98,840	81,567	97,460	384,284	346,426
Microcontamination Control	98,717	82,092	94,738	362,658	315,817
Total net sales	$308,502	$266,786	$296,692	$1,175,270	$1,081,121

	Three months ended			Twelve months ended
Segment profit	December 31, 2016	December 31, 2015	October 1, 2016	December 31, 2016	December 31, 2015
Specialty Chemicals and Engineered Materials	$25,919	$24,218	$18,811	$96,060	$100,370
Advanced Materials Handling	16,644	10,094	15,378	73,452	66,419
Microcontamination Control	31,719	20,671	31,617	110,042	83,076
Total segment profit	74,282	54,983	65,806	279,554	249,865
Amortization of intangibles	10,938	11,441	10,974	44,263	47,349
Unallocated expenses	18,439	23,426	20,160	79,755	84,448
Total operating income	$44,905	$20,116	$34,672	$155,536	$118,068

Entegris, Inc. - page 8 of 12

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Twelve months ended
	December 31, 2016	December 31, 2015	October 1, 2016	December 31, 2016	December 31, 2015
Net sales	$308,502	$266,786	$296,692	$1,175,270	$1,081,121
Net income	$26,098	$17,573	$21,947	$97,147	$80,296
Adjustments to net income:
Equity in net loss of affiliates	—	1,469	—	—	1,687
Income tax expense (benefit)	8,521	(4,731)	3,945	22,852	10,202
Interest expense, net	8,983	9,694	9,345	36,528	38,238
Other expense (income), net	1,303	(3,889)	(565)	(991)	(12,355)
GAAP - Operating income	44,905	20,116	34,672	155,536	118,068
Severance related to organizational realignment	—	—	2,405	2,405	—
Impairment of equipment	—	—	5,826	5,826	—
Integration costs		5,584	—	—	12,667
Amortization of intangible assets	10,938	11,441	10,974	44,263	47,349
Adjusted operating income	55,843	37,141	53,877	208,030	178,084
Depreciation	14,303	14,225	13,795	55,623	54,305
Adjusted EBITDA	$70,146	$51,366	$67,672	$263,653	$232,389

Adjusted operating margin	18.1%	13.9%	18.2%	17.7%	16.5%
Adjusted EBITDA - as a % of net sales	22.7%	19.3%	22.8%	22.4%	21.5%

Entegris, Inc. - page 9 of 12

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)
(Unaudited)

	Three months ended			Twelve months ended
	December 31, 2016	December 31, 2015	October 1, 2016	December 31, 2016	December 31, 2015
Net sales	$308,502	$266,786	$296,692	$1,175,270	$1,081,121
Gross profit-GAAP	$131,800	$109,298	$122,980	$508,691	$470,231
Adjustments to gross profit:
Severance related to organizational realignment	—	—	431	431	—
Impairment of equipment	—	—	5,826	5,826	—
Adjusted gross profit	$131,800	$109,298	$129,237	$514,948	$470,231

Gross margin - as a % of net sales	42.7%	41.0%	41.5%	43.3%	43.5%
Adjusted gross margin - as a % of net sales	42.7%	41.0%	43.6%	43.8%	43.5%

Entegris, Inc. - page 10 of 12

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended			Twelve months ended
Segment profit-GAAP	December 31, 2016	December 31, 2015	October 1, 2016	December 31, 2016	December 31, 2015
Specialty Chemicals and Engineered Materials	$25,919	$24,218	$18,811	$96,060	$100,370
Advanced Materials Handling	16,644	10,094	15,378	73,452	66,419
Microcontamination Control	31,719	20,671	31,617	110,042	83,076
Total segment profit	74,282	54,983	65,806	279,554	249,865
Amortization of intangible assets	10,938	11,441	10,974	44,263	47,349
Unallocated expenses	18,439	23,426	20,160	79,755	84,448
Total operating income	$44,905	$20,116	$34,672	$155,536	$118,068

	Three months ended			Twelve months ended
Adjusted segment profit	December 31, 2016	December 31, 2015	October 1, 2016	December 31, 2016	December 31, 2015
Specialty Chemicals and Engineered Materials [1]	$25,919	$24,218	$19,510	$96,759	$100,370
Advanced Materials Handling [2]	16,644	10,094	22,173	80,247	66,419
Microcontamination Control [3]	31,719	20,671	32,354	110,779	83,076
Total adjusted segment profit	74,282	54,983	74,037	287,785	249,865
Amortization of intangible assets[4]	—	—	—	—	—
Unallocated expenses[5]	18,439	17,842	20,160	79,755	71,781
Total adjusted operating income	$55,843	$37,141	$53,877	$208,030	$178,084

1 Adjusted segment profit for Specialty Chemicals and Engineered Materials for the three months ended October 1, 2016 and twelve months ended December 31, 2016 excludes charges for severance related to organizational realignment of $699.
2 Adjusted segment profit for Advanced Material Handling for the three months ended October 1, 2016 and twelve months ended December 31, 2016 excludes charges for impairment of equipment and severance related to organizational realignment of $5,826 and $969, respectively.
3 Adjusted segment profit for Microcontamination Control for the three months ended October 1, 2016 and twelve months ended December 31, 2016 excludes charges for severance related to organizational realignment of $737.
4 Adjusted amortization of intangible assets excludes amortization expense of $10,938, $11,441, and $10,974 for the three months ended December 31, 2016 and 2015, and October 1, 2016, respectively and $44,263 and $47,349 for the twelve months ended December 31, 2016 and 2015, respectively.
5 Adjusted unallocated expenses exclude integration costs of $5,584 for the three months ended December 31, 2015 and $12,667 for the twelve months ended December 31, 2015.

Entegris, Inc. - page 11 of 12

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Non-GAAP Earnings per Share
(In thousands, except per share data)
(Unaudited)

	Three months ended			Twelve months ended
	December 31, 2016	December 31, 2015	October 1, 2016	December 31, 2016	December 31, 2015
GAAP net income	$26,098	$17,573	$21,947	$97,147	$80,296
Adjustments to net income:
Severance related to organizational realignment	—	—	2,405	2,405	—
Impairment of equipment	—	—	5,826	5,826	—
Integration costs	—	5,584	—	—	12,667
Net gain on sale of investments	—	(2,016)	—	(156)	(1,449)
Amortization of intangible assets	10,938	11,441	10,974	44,263	47,349
Tax effect of adjustments to net income and discrete items	(2,742)	(3,760)	(6,505)	(16,637)	(18,248)
Non-GAAP net income	$34,294	$28,822	$34,647	$132,848	$120,615

Diluted earnings per common share	$0.18	$0.12	$0.15	$0.68	$0.57
Effect of adjustments to net income	$0.06	$0.08	$0.09	$0.25	$0.29
Diluted non-GAAP earnings per common share	$0.24	$0.20	$0.24	$0.94	$0.85

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Entegris, Inc. - page 12 of 12